Exhibit 10.2

EXECUTION COPY

SECOND AMENDMENT TO CREDIT AGREEMENT

Dated as of August 16, 2013

among

PLAINS ALL AMERICAN PIPELINE, L.P.,

and

PLAINS MIDSTREAM CANADA ULC,

as Borrowers,

BANK OF AMERICA, N.A.,

as Administrative Agent and Swing Line Lender,

BANK OF AMERICA, N.A. and WELLS FARGO BANK, NATIONAL ASSOCIATION,

as L/C Issuers,

and

The Other Lenders Party Hereto

DNB BANK ASA, NEW YORK BRANCH, JPMORGAN CHASE BANK, N.A. and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Co-Syndication Agents,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

DNB MARKETS, INC., J.P. MORGAN SECURITIES LLC and

WELLS FARGO SECURITIES, LLC,

as

Joint Lead Arrangers and Joint Book Managers

Senior Unsecured Revolving Credit Inventory Facility

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of the 16th day of August, 2013, is by and among PLAINS ALL AMERICAN PIPELINE, L.P. (the “Company”), PLAINS MIDSTREAM CANADA ULC, a British Columbia unlimited liability company (formerly an Alberta unlimited liability corporation) (“PMCULC”, and, together with the Company, the “Borrowers” and individually, a “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, WELLS FARGO BANK, NATIONAL ASSOCIATION, as an L/C Issuer, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Company, certain Subsidiaries of the Company from time to time party thereto, Administrative Agent, Swing Line Lender, the L/C Issuers and Lenders entered into that certain Credit Agreement dated as of August 19, 2011, as amended by First Amendment to Credit Agreement dated June 27, 2012 (as heretofore amended, the “Original Agreement”) for the purposes and consideration therein expressed; and

WHEREAS, DNB Bank ASA, New York Branch, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Syndication Agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, DNB Markets, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Book Managers, have, at the Company’s request, syndicated and arranged for an extension and other amendments to the Original Agreement, and pursuant thereto, the Borrowers, Administrative Agent, Swing Line Lender, L/C Issuers and the Lenders party hereto desire to amend the Original Agreement for the purposes described herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. — Definitions and References

§ 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

“Amendment” means this Second Amendment to Credit Agreement.

“Amendment Effective Date” has the meaning specified in § 3.1 of this Amendment.

“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II. — Amendments

§ 2.1. Definitions.

(a) Applicable Rate. The table set forth in the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

Applicable Rate

Pricing Level	Debt Ratings S&P/Moody’s	Facility Fee	Eurocurrency Rate Loans, Letters of Credit and Canadian BA’s	Base Rate Loans and Canadian Prime Rate Loans
1	A- / A3 or higher	0.100%	0.900%	0.000%
2	BBB+ / Baa1	0.125%	1.000%	0.000%
3	BBB / Baa2	0.175%	1.075%	0.075%
4	BBB- / Baa3	0.225%	1.275%	0.275%
5	BB+ / Ba1 or lower	0.300%	1.450%	0.450%

(b) Canadian Dollar Sublimit. The reference to “$600,000,000” in the definition of “Canadian Dollar Sublimit” set forth in Section 1.01 of the Original Agreement is hereby amended to refer instead to $1,000,000,000.

(c) Change in Law. The reference to “United States regulatory authorities” in clause (y) of the proviso at the end of the definition of “Change in Law” set forth in Section 1.01 of the Original Agreement is hereby amended to refer instead to “United States or foreign regulatory authorities”.

(d) Designated Borrower Sublimit. The definition of “Designated Borrower Sublimit” set forth in Section 1.01 of the Original Agreement is hereby deleted in its entirety.

(e) Eurocurrency Rate. The definition of “Eurocurrency Rate” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

“Eurocurrency Rate” means:

(a) for any Interest Period with respect to a Eurocurrency Rate Loan:

(i) in the case of Eurocurrency Rate Loan denominated in Dollars, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”), as published by Reuters or a successor thereto (or such other commercially available source providing quotations of LIBOR as may be designated by the Administrative Agent from time to time) or comparable replacement therefor as requested by the Company or proposed by the Administrative Agent and, in each case, as approved by the Administrative Agent and the Company, at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; or (ii) if such rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch (or other Bank of America branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 p.m. (London time) two Business Days prior to the commencement of such Interest Period; and

(ii) in the case of a Eurocurrency Rate Loan denominated in Canadian Dollars, at a rate per annum equal to CDOR for a Canadian BA in such amount with a term equivalent to such Interest Period for such Loan; and

(b) for any interest calculation with respect to (i) a Base Rate Loan or a Swing Line Loan based on the Eurocurrency Rate denominated in Dollars, on any date, the rate per annum equal to LIBOR, at approximately 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day and (ii) a Swing Line Loan based on the Eurocurrency Rate denominated in Canadian Dollars, on any date, the rate per annum equal to CDOR for a Canadian BA in such amount with a term of one month commencing on that day.

(f) Interest Period. The reference to “fourteen days,” in the definition of “Interest Period” set forth in Section 1.01 of the Original Agreement is hereby deleted in its entirety.

(g) Maturity Date. The definition of “Maturity Date” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

“Maturity Date” means the later of (a) such date that is five years from the “Amendment Effective Date” (as such term is defined in that certain Second Amendment to Credit Agreement dated August 16, 2013 amending this Agreement) and (b) if the Maturity Date then in effect is extended pursuant to Section 2.14, such extended Maturity Date; provided, however, that if such date does not satisfy clause (a) of the definition of “Business Day,” the Maturity Date shall be the next preceding Business Day; provided, that such local time shall be no earlier than 12:00 noon, Eastern time.

§ 2.2. Committed Loans. Clause (iii) in the proviso to the first sentence of Section 2.01 of the Original Agreement is hereby deleted in its entirety and clause (iv) therein is hereby redesignated as clause (iii).

§ 2.3. Borrowings. The reference to “fourteen days,” in the proviso in the first sentence of Section 2.02 of the Original Agreement is hereby deleted.

§ 2.4. Letters of Credit. Clause (y) in the proviso to the first sentence of Section 2.03(a)(i) of the Original Agreement is hereby deleted in its entirety and clause (z) therein is hereby redesignated as clause (y).

§ 2.5. Termination or Reduction of Commitments. The references to “the Canadian Dollar Sublimit, the Designated Borrower Sublimit or the Swing Line Sublimit” in clause (iv) of the first sentence and in the third sentence of Section 2.06 of the Original Agreement are hereby amended to refer instead to “the Canadian Dollar Sublimit or the Swing Line Sublimit”.

§ 2.6. Calculation of Interest and Fees. The reference to “and Canadian Prime Rate Loans” in the first sentence of Section 2.10 of the Original Agreement is hereby amended to refer instead to “, Canadian Prime Rate Loans and Eurocurrency Rate Loans denominated in Canadian Dollars”.

§ 2.7. Capital Requirements. The reference to “capital requirements” in the first sentence of Section 3.04(b) of the Original Agreement is hereby amended to refer instead to “capital or liquidity requirements”.

§ 2.8. Commitments. Schedule 2.01 to the Original Agreement is hereby amended in its entirety to read as set forth on Schedule 2.01 attached hereto. Each Lender that did not have a Commitment prior to its execution of this Amendment is hereby added to the Credit Agreement as a Lender with a Commitment as provided above.

§ 2.9. Prior Appointment of Wells Fargo Bank, National Association as an L/C Issuer. Each Borrower hereby acknowledges and agrees that the prior appointment of Wells Fargo Bank National Association (“Wells Fargo”) as an L/C Issuer, and the consent of Wells Fargo to such appointment as an L/C Issuer under the Credit Agreement, is limited to the issuance by Wells Fargo of Letters of Credit at any time outstanding in an aggregate outstanding amount not to exceed $25,000,000.

§ 2.10. Ratable Committed Loans. In connection herewith, on the Amendment Effective Date, Borrowers, Administrative Agent and Lenders shall make adjustments to the outstanding principal amount of Committed Loans (but not any interest accrued thereon prior to the Amendment Effective Date), including the borrowing of additional Committed Loans and/or repayment of outstanding Committed Loans, plus all applicable accrued interest, fees and expenses, as shall be necessary to provide for Committed Loans hereunder by each Lender in the amount of its Applicable Percentage of all Committed Loans as of the Amendment Effective Date, but in no event shall such adjustment of any Eurocurrency Rate Loans (i) constitute a payment or prepayment of all or a portion of any such Eurocurrency Rate Loans or (ii) entitle any Lender to any reimbursement under Section 3.05 of the Credit Agreement, and each Lender shall be deemed to have made an assignment of its outstanding Committed Loans under the Credit Agreement, and assumed outstanding Committed Loans of other Lenders under the Credit Agreement, as may be necessary to effect the foregoing.

ARTICLE III. — Conditions of Effectiveness

§ 3.1. Amendment Effective Date. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”), upon the satisfaction of the following conditions precedent

(a) The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or other electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, if applicable, each dated the Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment Effective Date and in the case of financial statements, the date or period of such financial statements) and each in form and substance reasonably satisfactory to the Administrative Agent:

(i) executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent, each Lender and each Borrower;

(ii) if so requested within three Business Days prior to the Amendment Effective Date, a Note executed by each Borrower in favor of each requesting Lender;

(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents delivered pursuant to this §3.1 to which such Loan Party is a party;

(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party, General Partner and GP LLC is duly organized or formed, and that each of the Company and each Designated Borrower is validly existing and in good standing in its jurisdiction of organization, issued by the appropriate authorities of such jurisdiction;

(v) favorable opinions of (A) Richard McGee, Esq., General Counsel for the Company and PMCULC, (B) Fulbright & Jaworski L.L.P., special Texas and New York counsel to the Company and PMCULC and (C) Patterson Adams, special Canadian counsel to PMCULC, addressed to the Administrative Agent and each Lender;

(vi) the audited consolidated balance sheet of the Company and its Subsidiaries for the fiscal years ended December 31, 2010, December 31, 2011 and December 31, 2012, and the related consolidated statements of income or operations and cash flows for such fiscal years and partners’ capital of the Company and its Subsidiaries, including the notes thereto, and (B) the pro forma financial projections and forecasts of the Company and its Subsidiaries prepared by or at the direction of the Company and delivered by the Company to the Administrative Agent for the second half of the fiscal year ending December 31, 2013 and for the fiscal years ending December 31, 2014 and December 31, 2015;

(vii) a certificate signed by a Responsible Officer of the Company certifying (A) that the conditions specified in Section 4.02(a) and (b) of the Credit Agreement have been satisfied, (B) the projections and forecasts described in §3.1(a)(vi)(B) of this Amendment were prepared in good faith upon assumptions deemed reasonable by the Company at the time made, (C) that there has been no event or circumstance since December 31, 2012 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and (D) the current Debt Ratings; and

(viii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent may reasonably require.

(b) All consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party and the validity against each Loan Party of this Amendment and each of the other Loan Documents to which it is a party shall have been obtained and shall be in full force and effect.

(c) There shall not have occurred during the period from December 31, 2012 through and including the Amendment Effective Date any event or condition that has had or could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, and there shall be no actions, suits, investigations, proceedings, claims or disputes pending or, to the knowledge of the Company, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or any of its Subsidiaries or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(d) Any fees due the Arrangers, Administrative Agent or any Lender, including any arrangement fees, agency fees and upfront fees, and any expenses incurred by the Arrangers and Administrative Agent, in each case, as agreed in writing by the Company, required to be paid on or before the Amendment Effective Date shall have been paid.

(e) The Company shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to the Amendment Effective Date.

For purposes of determining compliance with the conditions specified in this §3.1, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto and the Administrative Agent hereby agrees to promptly provide the Company with a copy of any such notice received by the Administrative Agent.

ARTICLE IV. — Representations and Warranties

§ 4.1. Representations and Warranties of the Company. In order to induce Administrative Agent, L/C Issuers and Lenders to enter into this Amendment, the Company represents and warrants to Administrative Agent, L/C Issuers and each Lender that:

(a) The representations and warranties of (i) the Company contained in Article V of the Credit Agreement and (ii) each Loan Party in any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(b) No Default has occurred and is continuing.

ARTICLE V. — Miscellaneous

§ 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by each Borrower. Any reference to the Original Agreement in any Loan Document shall be deemed to refer to the Credit Agreement. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent, any L/C Issuer or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

§ 5.2. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§ 5.3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

§ 5.4. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

§ 5.5. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By:	/s/ Charles Kingswell-Smith

Charles Kingswell-Smith
Vice President and Treasurer

PLAINS MIDSTREAM CANADA ULC

By:	/s/ Charles Kingswell-Smith

Charles Kingswell-Smith
Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Angelo M. Martorana

Name:	Angelo M. Martorana
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

S-1	PAA 2nd Amendment

DNB BANK ASA GRAND CAYMAN BRANCH,
as a Lender

By:	/s/ Cathleen Buckley

Name:	Cathleen Buckley
Title:	Senior Vice President

By:	/s/ Kristie Li

Name:	Kristie Li
Title:	First Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Kenneth J. Fatur

Name:	Kenneth J. Fatur
Title:	Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:	/s/ Jeff Cobb

Name:	Jeff Cobb
Title:	Vice President

CITIBANK, N.A., as a Lender

By:	/s/ John Miller
Name:	John Miller
Title:	Vice-President

MIZUHO BANK, LTD., as a Lender

By:	/s/ Leon Mo

Name:	Leon Mo
Title:	Authorized Signatory

S-2	PAA 2nd Amendment

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sreedhar R. Kona
Name:	Sreedhar R. Kona
Title:	Vice President

BNP PARIBAS, as a Lender

By:	/s/ Joe Onischuk
Name:	Joe Onischuk
Title:	Managing Director

By:	/s/ David Reynolds
Name:	David Reynolds
Title:	VP

SUNTRUST BANK, as a Lender

By:	/s/ Andrew Johnson
Name:	Andrew Johnson
Title:	Director

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Mark Oberreuter
Name:	Mark Oberreuter
Title:	Vice President

S-3	PAA 2nd Amendment

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

COMPASS BANK, as a Lender

By:	/s/ Ian Payne
Name:	Ian Payne
Title:	Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

SOCIETE GENERALE, as a Lender

By:	/s/ Emmanuel Chesneau
Name:	Emmanuel Chesneau
Title:	Managing Director

SUMITOMO MITSUI BANKING
CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

S-4	PAA 2nd Amendment

BANK OF MONTREAL, as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ DeVon J. Lang
Name:	DeVon J. Lang
Title:	Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Byron L. Cooley
Name:	Byron L. Cooley
Title:	Executive Director

ING CAPITAL LLC, as a Lender

By:	/s/ Cheryl LaBelle
Name:	Cheryl LaBelle
Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brett R. Schweikle
Name:	Brett R. Schweikle
Title:	Senior Vice President

S-5	PAA 2nd Amendment

REGIONS BANK, as a Lender

By:	/s/ David Valentine
Name:	David Valentine
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Justin M. Alexander
Name:	Justin M. Alexander
Title:	Senior Vice President

By:	/s/ Joseph Rauhala
Name:	Joseph Rauhala
Title:	Principal Officer

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Alexander L. Rody
Name:	Alexander L. Rody
Title:	Senior Vice President

S-6	PAA 2nd Amendment

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Vice President

S-7	PAA 2nd Amendment

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$85,000,000.00	5.3125000000%
DNB Bank ASA, Grand Cayman Branch	$85,000,000.00	5.3125000000%
JPMorgan Chase Bank, N.A.	$85,000,000.00	5.3125000000%
Wells Fargo Bank, National Association	$85,000,000.00	5.3125000000%
Citibank, N.A.	$80,000,000.00	5.0000000000%
Mizuho Bank, Ltd.	$80,000,000.00	5.0000000000%
Barclays Bank PLC	$75,000,000.00	4.6875000000%
BNP Paribas	$75,000,000.00	4.6875000000%
SunTrust Bank	$75,000,000.00	4.6875000000%
The Bank of Nova Scotia	$75,000,000.00	4.6875000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$75,000,000.00	4.6875000000%
UBS Loan Finance LLC	$75,000,000.00	4.6875000000%
Compass Bank	$70,000,000.00	4.3750000000%
Royal Bank of Canada	$70,000,000.00	4.3750000000%
Société Generalé	$70,000,000.00	4.3750000000%
Sumitomo Mitsui Banking Corporation	$70,000,000.00	4.3750000000%
Bank of Montreal	$40,000,000.00	2.5000000000%
Branch Banking and Trust Company	$40,000,000.00	2.5000000000%
Fifth Third Bank	$40,000,000.00	2.5000000000%
ING Capital LLC	$40,000,000.00	2.5000000000%
PNC Bank, National Association	$40,000,000.00	2.5000000000%
Regions Bank	$40,000,000.00	2.5000000000%
U.S. Bank National Association	$40,000,000.00	2.5000000000%
Deutsche Bank AG New York Branch	$35,000,000.00	2.1875000000%
Raymond James Bank, N.A.	$30,000,000.00	1.8750000000%
Amegy Bank National Association	$25,000,000.00	1.5625000000%
TOTAL	$1,600,000,000.00	100.0000000000%

*	Rounded to ten decimal places

PAA 2nd Amendment